STATE OF VERMONT
                          OFFICE OF SECRETARY OF STATE
                The Office of Secretary of State hereby grants a
                                       to
                          Certificate of Incorporation


                               WITCH HAZEL COMPANY


a  Vermont  domestic  corporation,


                                 August 3, 1994


     Given under my hand and the seal of the State of Vermont, at Montpelier, the State Capital






                                Donald M. Hooper
                               Secretary of State








                            ARTICLES OF INCORPORATION
                            -------------------------





Corporate  Name
     WITCH  HAZEL  COMPANY

Name  of  Registered  Agent
     Deborah  Duffy

Address  of  registered  office
     Norwich  Commerce  Park,  RR2  Norwich,  VT  05055

Please check the box that applies for your corporation x General Corporation

Number  of  shares  the  corporation  is  authorized  to  issue
     100

Classes  of  shares
     Common

State  the  purpose  of  the  corporation
     Any  lawful  business  purpose

Directors
     Deborah Duffy RR2, Box 57D Norwich, Ven-nont 05055 (Norwich commerce Park) Megan Anne Noiray, Esquire 368 Via colinas, Westlake Village, CA 91362


               Signature  of  Incorporator


               By:/S________________
               Deborah  Duffy
               August  3,  1994
               RR2  Box  57D  Norwich,  Vermont  (Norwich  Commerce  Park)

                            ARTICLES OF INCORPORATION
                          OFFICE OF SECRETARY OF STATE
                        FILED_____Aug 3, 1994___________



                                STATE OF VERMONT

                          OFFICE OF SECRETARY OF STATE


                            Certificate of Amendment



1, Donald M. Hooper, Secretary of State of the State of Vermont, do hereby certify that the attached is A true copy of the


                              Articles of Amendment


                                       for


                                 WITCH HAZEL CO.



                    which APPEAR of record in this department



                                 OCTOBER 4,1994


               Given under my hand and the sea] of the State of Vermont, at Montpelier, the State Capital



                                Donald M. Hooper
                               Secretary of State




                              ARTCLES OF AMENDMENT
                              --------------------


Name  of  corporation
     WITCH  HAZEL  CO

The  text  and  date  of  each  amendment  adopted
     Change  name  to:  VERMONT  WITCH  HAZEL  CO

If the amendment provides for an exchange, reclassification, or cancellation of issued shares, state the provisions for implementing the amendment if not contained in the amendment itself.
     Adopted  by  Board  of  Directors  -  no  shareholder  action  required.

Signature
Deborah  Duffy:/S_________________
President,     Date     10/l/94

OFFICE  OF  SECRETARY  OF  STATE
Filed  October  4,  1994






                                STATE OF VERMONT

                          OFFICE OF SECRETARY OF STATE


                            Certificate of Amendment



I, James F. Milne, Secretary of State of the State of Vermont, do hereby certify that the attached is a true copy of the

                              Articles of Amendment
                                       for
VERMONT  WITCH  HAZEL  COMPANY
increasing  stock  to  1,100,000  shares
as  filed  in  this  department  effective  July  24,  1995

                                  July 24, 1995


     Given under my hand and the seal of the State of Vermont, at Montpelier, the State Capital




                                 James F. Milne
                               Secretary of State


                              ARTICLES OF AMENDMENT


Name  of  corporation
     VERMONT  WITCH  HAZEL  CO

The  text  and  date  of  each  amendment  adopted.
     The  following  amendments  were  adopted  7/7/95:
               1) The number of shares the corporation is authorized to issue shall be changed from l00 to 1,100,000
               2) The corporation is authorized to issue two classed of stock: common & preferred. The corporation is authorized to issue 1,000,000 shares of common stock and 1000,000 shares of preferred stock with no par value.

The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled vote separately on the amendment, and number of votes of each voting group represented at the meeting
     The sole shareholder of all ten (10) outstanding common shares approved the amendment by a resolution dated 7/7/95

Either the total number of votes cast for and against the amendment by each voting group entitled to vote separately on the amendment or the total number of undisputed votes cast for the amendments by each voting group and a statement that the number cast for the amendment by each voting group was sufficient for approval by that voting group
     Unanimous

Signature:/S______________________
Deborah  Duffy        President     7/14/95

                          OFFICE OF SECRETARY OF STATE
                               Filed July 24, 1995


                                STATE OF VERMONT

                          OFFICE OF SECRETARY OF STATE


                            Certificate of Amendment



I, James F. Milne, Secretary of State of the State of Vermont, do hereby certify that the attached is a true copy of the

                              Articles of Amendment
                                       for
VERMONT  WITCH  HAZEL  COMPANY
changing  its  corporate  name  to
The  Vermont  Witch  Hazel  Company
as  filed  in  this  department  effective  September  16,  1996

                               September 16, 1996


     Given under my hand and the seal of the State of Vermont, at Montpelier, the State Capital



                                 James F. Milne
                               Secretary of State


                              ARTICLES OF AMENDMENT


Name  of  corporation
     VERMONT  WITCH  HAZEL  CO

The  text  and  date  of  each  amendment  adopted.
     Adopted  by  shareholders  and  directors  September  10,  1996
Resolved, that the name of the corporation be changed from "Vermont Witch Hazel Company to " The Vermont Witch Hazel Co."

The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled vote separately on the amendment, and number of votes of each voting group represented at the meeting

Either the total number of votes cast for and against the amendment by each voting group entitled to vote separately on the amendment or the total number of undisputed votes cast for the amendments by each voting group and a statement that the number cast for the amendment by each voting group was sufficient for approval by that voting group
     Votes  for:     766,900
     Votes  against     0

Signature:/S______________________
Megan  Noiray         Secretary     9/10/96

                          OFFICE OF SECRETARY OF STATE
                            Filed September 16, 1996





                                STATE OF VERMONT

                          OFFICE OF SECRETARY OF STATE


                            Certificate of Amendment



I, James F. Milne, Secretary of State of the State of Vermont, do hereby certify that the attached is a true copy of the

                              Articles of Amendment
                                       for
THE  VERMONT  WITCH  HAZEL  COMPANY
changing  its  corporate  name  to
The  Vermont  Witch  Hazel  Company
as  filed  in  this  department  effective  March  6,  2000

                                  March 6, 2000


     Given under my hand and the seal of the State of Vermont, at Montpelier, the State Capital



                              Deborah L. Markowitz
                               Secretary of State


                              ARTICLES OF AMENDMENT


Name  of  corporation
     VERMONT  WITCH  HAZEL  CO

The  text  and  date  of  each  amendment  adopted.
     The  following  amendment  was  adopted  October  19,  1999:  Increase  the authorized  number  of  shares  of  common  stock  to  10,000,000

If the amendment was approved by shareholders. A, The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled vote separately on the amendment, and number of votes of each voting group represented at the meeting
     The shareholders of all 999,850 outstanding common shares approved the amendment 100% by a resolution dated October 19, 1999

Either the total number of votes cast for and against the amendment by each voting group entitled to vote separately on the amendment or the total number of undisputed votes cast for the amendments by each voting group and a statement that the number cast for the amendment by each voting group was sufficient for approval by that voting group
     Unanimous

Signature:/S______________________
Deborah  Duffy         President     2/29/00